EXHIBIT 2.19

1ST ADDENDUM TO BANK CREDIT NOTE No. TA008,
ISSUED ON AUGUST 31, 2005

CERTIFICATE No. TA008	VALUE R$31,250,000.00	DUE DATE: August 05, 2010
1. ISSUER: TIM CELULAR S.A.		CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi 7,143	State: São Paulo	City: São Paulo	Tel.
2. CREDITOR: Banco Santander do Brasil S.A.		CNPJ/MF: 61.472.7/0001-72
Address: Rua Amador Bueno, 474 Block D – 3rd floor	State: São Paulo	City: São Paulo	Tel: 55 11 5538-6179
3. GUARANTOR: TIM PARTICIPAÇÕES S.A.		CNPJ/MF: 02.558.115/0001-21
Address: Avenida das Américas, 3434, Block 1, 7th floor – Parte	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 4009 3102
4- CREDIT
4.1. Nature: CREDIT LINE
4.2. Value of Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)
4.3. Net Value of the Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)	4.4. IOF:
4.5 – Place of Payment: SÃO PAULO – SP
4.6. Account of Payment: TIM Celular S.A. – CNPJ: 04.206.050/0001-80
Bank: 399	Branch: 0454	Account: 05452-80
5 – INTEREST
5.1. Readjustment Base: 100% CDI	5.2. Margin: 1.80% per annum
5.3. Period of Interest: BIANNUAL INTEREST
6. MATURITY: August 05, 2010
7- DATES OF PAYMENT OF INTEREST
Installment No.	Maturity
01	March 02, 2006
02	August 29, 2006
03	February 26, 2007
04	August 27, 2007
05	February 25, 2008
06	August 15, 2008
07	February 11, 2009
08	August 11, 2009
09	February 06, 2010
10	August 05, 2010

Whereas ISSUER issued on August 31, 2005 the Bank Credit Note No. TA008 (“CCB”):

WHEREAS the Parties wish to alter certain conditions of the Bank Credit Note (CCB) to: (i) substitute the GUARANTOR; (ii) extend the Maturity Date of the CCB; and (iii) change the interest rate;

hereby, the Parties identified above, by their undersigned legal representatives, have mutually agreed to this Addendum No. 01 to CCB (the “Addendum”), according to the clauses and conditions below:

1. Substitution of the GUARANTOR:

1.1. The Parties resolve hereby to substitute the GUARANTOR of CCB by TIM PARTICIPAÇÕES S.A., already identified in item 3 of the preamble of this Addendum.

1.2. By virtue of the substitution mentioned in Clause 1.1. above, TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A., registered under CNPJ/MF No. 02.600.854/0001-34,is, from this date, released from all the obligations assumed in CCB.

1.3. The GUARANTOR, duly identified in Item 3 of the preamble of this Addendum, assumes hereby, all the obligations resulting from the CCB, attending, also, in the condition of Joint Debtor, consenting expressly with what has been covenanted in the CCB, whose full content it declares to know, assuming unlimited liability for faithful and accurate compliance with all the obligations resulting from it, assumed by the ISSUER, whether of principal, financial compensatory and arrears charges, covering interest, monetary indexation, taxes, contractual fine, lawyers’ fees and other expenses, due exclusively, as a result of the conditions covenanted in the CCB.

2. Alteration of the Profit Margin

2.1. The Parties hereby resolve to alter the Margin indicated in Item 5.2. of the preamble of CCB, which, from this date, will start to be 1.80% per annum, Item 5.2 being altered, which will come into effect with the wording set forth in the preamble of this Addendum.

3. Alteration of the Maturity Date

3.1. The Parties hereby resolve to alter the Maturity Date indicated in item 6 of the preamble of the CCB, it being agreed that the new Maturity Date of the CCB will be August 05, 2010, Item 6 being altered, which will come into effect with the wording already existing in the preamble of this Addendum.

4. Other Alterations

4.1. The Parties resolve to alter the numbering of the sub-items of Item 4 of the preamble of the CCB, which comes into effect with the numbering already set forth in the preamble of this Addendum.
4.1.1. As a result of the renumbering of sub-item 4 of the preamble, the mention of Item 4.4. set forth in Clause 2 of the CCB starts to refer to Item 4.5 of the preamble of this Addendum and the mention of Item 4.5 of Clause 3 of the CCB starts to refer to Item 4.6 of the preamble of this Addendum.

4.2. The Parties resolve to exclude field 5.4 of the preamble.

4.3. The Parties resolve to alter the heading of Clause 5 of the CCB, which comes into effect with the following wording:

“The interest and charges established in item 5 of the Preamble shall accrued on the value of the principal mentioned in item 4.2 of the agreement with the following formula: (…)”

4.4. The Parties resolve to alter the definition of “Restricted Group” set forth in Clause 12.2 of the CCB to the following wording:

“(…) “Restricted Group” will start to mean the ISSUER, GUARANTOR, TIM Nordeste S.A., the latter in the capacity of successor by incorporation of Maxitel S.A. and TIM Celular S.A., in the capacity of successor by incorporation of TIM Sul S.A.”

5. Promise of Payment

5.1. The ISSUER admits to be the debtor and promises to pay to the CREDITOR, in the financial center of its headquarters, or to its order, in cash, the value of the principal established in item 4.2. of the Preamble, plus interest and other charges due, in Brazilian domestic currency, incurred to the date of effective payment.

6. Defined Terms

6.1. The terms used in capital letters and not defined in this Addendum have the meaning established in the CCB.

7. Declaration of the ISSUER and the GUARANTOR

7.1. The ISSUER and the GUARANTOR declare that all the conditions contemplated in this Addendum were negotiated in the light and in strict compliance with its Code of Ethics, which is available at the website of Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed in its headquarters and in all of its establishments.

8. Ratification

8.1. All the other clauses and conditions covenanted in the CCB presently amended are maintained and fully ratified, those which were not expressly modified by this Addendum, to which the same is an integral and inseparable and complementary part, for all effects and purposes, likewise all the guarantees constituted in the amended CCB are equally ratified, to which the GUARANTOR agrees.

IN WITNESS WHEREOF, the Parties sign this Addendum in 02 (two) counterparts of equal tenor and form, which becomes an integral part of CCB, whereas only the counterpart of the CREDITOR will be negotiable.

São Paulo, August 14, 2008

Issuer
TIM CELULAR S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Guarantor:
TIM Participações S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Aware and in agreement:
TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A.

[signature]
Name: Mario Cesar Pereira de Araújo
Title: President

BANCO SANTANDER DO BRASIL S.A.

1ST ADDENDUM TO BANK CREDIT NOTE No. TA008,
ISSUED ON AUGUST 31, 2005

CERTIFICATE No. TA008	VALUE R$31,250,000.00	DUE DATE: August 05, 2010
1. ISSUER: TIM CELULAR S.A.		CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi 7,143	State: São Paulo	City: São Paulo	Tel.
2. CREDITOR: Banco do Brasil S.A.		CNPJ/MF: 00.000.000/0001-47
Address: Rua Prodessor Lélio Gama, 105 - 4th floor	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 3808-3100
3. GUARANTOR: TIM PARTICIPAÇÕES S.A.		CNPJ/MF: 02.558.115/0001-21
Address: Avenida das Américas, 3434, Block 1, 7th floor – Parte	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 4009 3102
4- CREDIT
4.1. Nature: CREDIT LINE
4.2. Value of Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)
4.3. Net Value of the Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)	4.4. IOF:
4.5 – Place of Payment: SÃO PAULO – SP
4.6. Account of Payment: TIM Celular S.A. – CNPJ: 04.206.050/0001-80
Bank: 399	Branch: 0454	Account: 05452-80
5 – INTEREST
5.1. Readjustment Base: 100% CDI	5.2. Margin: 1.80% per annum
5.3. Period of Interest: BIANNUAL INTEREST
6. MATURITY: August 05, 2010
7- DATES OF PAYMENT OF INTEREST
Installment No.	Maturity
01	March 02, 2006
02	August 29, 2006
03	February 26, 2007
04	August 27, 2007
05	February 25, 2008
06	August 15, 2008
07	February 11, 2009
08	August 11, 2009
09	February 06, 2010
10	August 05, 2010

Whereas ISSUER issued on August 31, 2005 the Bank Credit Note No. TA008 (“CCB”):

WHEREAS the Parties wish to alter certain conditions of the Bank Credit Note (CCB) to: (i) substitute the GUARANTOR; (ii) extend the Maturity Date of the CCB; and (iii) change the interest rate;

hereby, the Parties identified above, by their undersigned legal representatives, have mutually agreed to this Addendum No. 01 to CCB (the “Addendum”), according to the clauses and conditions below:

1. Substitution of the GUARANTOR:

1.1. The Parties resolve hereby to substitute the GUARANTOR of CCB by TIM PARTICIPAÇÕES S.A., already identified in item 3 of the preamble of this Addendum.

1.2. By virtue of the substitution mentioned in Clause 1.1. above, TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A., registered under CNPJ/MF No. 02.600.854/0001-34,is, from this date, released from all the obligations assumed in CCB.

1.3. The GUARANTOR, duly identified in Item 3 of the preamble of this Addendum, assumes hereby, all the obligations resulting from the CCB, attending, also, in the condition of Joint Debtor, consenting expressly with what has been covenanted in the CCB, whose full content it declares to know, assuming unlimited liability for faithful and accurate compliance with all the obligations resulting from it, assumed by the ISSUER, whether of principal, financial compensatory and arrears charges, covering interest, monetary indexation, taxes, contractual fine, lawyers’ fees and other expenses, due exclusively, as a result of the conditions covenanted in the CCB.

2. Alteration of the Profit Margin

2.1. The Parties hereby resolve to alter the Margin indicated in Item 5.2. of the preamble of CCB, which, from this date, will start to be 1.80% per annum, Item 5.2 being altered, which will come into effect with the wording set forth in the preamble of this Addendum.

3. Alteration of the Maturity Date
3.1. The Parties hereby resolve to alter the Maturity Date indicated in item 6 of the preamble of the CCB, it being agreed that the new Maturity Date of the CCB will be August 05, 2010, Item 6 being altered, which will come into effect with the wording already existing in the preamble of this Addendum.

4. Other Alterations
4.1. The Parties resolve to alter the numbering of the sub-items of Item 4 of the preamble of the CCB, which comes into effect with the numbering already set forth in the preamble of this Addendum.
4.1.1. As a result of the renumbering of sub-item 4 of the preamble, the mention of Item 4.4. set forth in Clause 2 of the CCB starts to refer to Item 4.5 of the preamble of this Addendum and the mention of Item 4.5 of Clause 3 of the CCB starts to refer to Item 4.6 of the preamble of this Addendum.

4.2. The Parties resolve to exclude field 5.4 of the preamble.

4.3. The Parties resolve to alter the heading of Clause 5 of the CCB, which comes into effect with the following wording:

“The interest and charges established in item 5 of the Preamble shall accrued on the value of the principal mentioned in item 4.2 of the agreement with the following formula: (…)”

4.4. The Parties resolve to alter the definition of “Restricted Group” set forth in Clause 12.2 of the CCB to the following wording:

“(…) “Restricted Group” will start to mean the ISSUER, GUARANTOR, TIM Nordeste S.A., the latter in the capacity of successor by incorporation of Maxitel S.A. and TIM Celular S.A., in the capacity of successor by incorporation of TIM Sul S.A.”

5. Promise of Payment
5.1. The ISSUER admits to be the debtor and promises to pay to the CREDITOR, in the financial center of its headquarters, or to its order, in cash, the value of the principal established in item 4.2. of the Preamble, plus interest and other charges due, in Brazilian domestic currency, incurred to the date of effective payment.

6. Defined Terms

6.1. The terms used in capital letters and not defined in this Addendum have the meaning established in the CCB.

7. Declaration of the ISSUER and the GUARANTOR
7.1. The ISSUER and the GUARANTOR declare that all the conditions contemplated in this Addendum were negotiated in the light and in strict compliance with its Code of Ethics, which is available at the website of Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed in its headquarters and in all of its establishments.

8. Ratification
8.1. All the other clauses and conditions covenanted in the CCB presently amended are maintained and fully ratified, those which were not expressly modified by this Addendum, to which the same is an integral and inseparable and complementary part, for all effects and purposes, likewise all the guarantees constituted in the amended CCB are equally ratified, to which the GUARANTOR agrees.

IN WITNESS WHEREOF, the Parties sign this Addendum in 02 (two) counterparts of equal tenor and form, which becomes an integral part of CCB, whereas only the counterpart of the CREDITOR will be negotiable.

São Paulo, August 14, 2008

Issuer
TIM CELULAR S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Guarantor:
TIM Participações S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Aware and in agreement:
TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A.

[signature]
Name: Mario Cesar Pereira de Araújo
Title: President

Banco do Brasil S.A.

1ST ADDENDUM TO BANK CREDIT NOTE No. TA008,
ISSUED ON AUGUST 31, 2005

CERTIFICATE No. TA008	VALUE R$25,000,000.00	DUE DATE: August 05, 2010
1. ISSUER: TIM CELULAR S.A.		CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi 7,143	State: São Paulo	City: São Paulo	Tel.
2. CREDITOR: Banco Votorantim S.A.		CNPJ/MF: 59.588.111/0001-03
Address: Av. Roque Petroni Júnior, 999 - 16th floor	State: São Paulo	City: São Paulo	Tel: 55 11 5185-1700
3. GUARANTOR: TIM PARTICIPAÇÕES S.A.		CNPJ/MF: 02.558.115/0001-21
Address: Avenida das Américas, 3434, Block 1, 7th floor – Parte	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 4009 3102
4- CREDIT
4.1. Nature: CREDIT LINE
4.2. Value of Principal: R$ 25,000,000.00 (Twenty five million reais)
4.3. Net Value of the Principal: R$ 25,000,000.00 ( Twenty five fifty million reais)	4.4. IOF:
4.5 – Place of Payment: SÃO PAULO – SP
4.6. Account of Payment: TIM Celular S.A. – CNPJ: 04.206.050/0001-80
Bank: 399	Branch: 0454	Account: 05452-80
5 – INTEREST
5.1. Readjustment Base: 100% CDI	5.2. Margin: 1.80% per annum
5.3. Period of Interest: BIANNUAL INTEREST
6. MATURITY: August 05, 2010
7- DATES OF PAYMENT OF INTEREST
Installment No.	Maturity
01	March 02, 2006
02	August 29, 2006
03	February 26, 2007
04	August 27, 2007
05	February 25, 2008
06	August 15, 2008
07	February 11, 2009
08	August 11, 2009
09	February 06, 2010
10	August 05, 2010

Whereas ISSUER issued on August 31, 2005 the Bank Credit Note No. TA008 (“CCB”):

WHEREAS the Parties wish to alter certain conditions of the Bank Credit Note (CCB) to: (i) substitute the GUARANTOR; (ii) extend the Maturity Date of the CCB; and (iii) change the interest rate;

hereby, the Parties identified above, by their undersigned legal representatives, have mutually agreed to this Addendum No. 01 to CCB (the “Addendum”), according to the clauses and conditions below:

1. Substitution of the GUARANTOR:

1.1. The Parties resolve hereby to substitute the GUARANTOR of CCB by TIM PARTICIPAÇÕES S.A., already identified in item 3 of the preamble of this Addendum.

1.2. By virtue of the substitution mentioned in Clause 1.1. above, TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A., registered under CNPJ/MF No. 02.600.854/0001-34,is, from this date, released from all the obligations assumed in CCB.

1.3. The GUARANTOR, duly identified in Item 3 of the preamble of this Addendum, assumes hereby, all the obligations resulting from the CCB, attending, also, in the condition of Joint Debtor, consenting expressly with what has been covenanted in the CCB, whose full content it declares to know, assuming unlimited liability for faithful and accurate compliance with all the obligations resulting from it, assumed by the ISSUER, whether of principal, financial compensatory and arrears charges, covering interest, monetary indexation, taxes, contractual fine, lawyers’ fees and other expenses, due exclusively, as a result of the conditions covenanted in the CCB.

2. Alteration of the Profit Margin

2.1. The Parties hereby resolve to alter the Margin indicated in Item 5.2. of the preamble of CCB, which, from this date, will start to be 1.80% per annum, Item 5.2 being altered, which will come into effect with the wording set forth in the preamble of this Addendum.

3. Alteration of the Maturity Date

3.1. The Parties hereby resolve to alter the Maturity Date indicated in item 6 of the preamble of the CCB, it being agreed that the new Maturity Date of the CCB will be August 05, 2010, Item 6 being altered, which will come into effect with the wording already existing in the preamble of this Addendum.

4. Other Alterations

4.1. The Parties resolve to alter the numbering of the sub-items of Item 4 of the preamble of the CCB, which comes into effect with the numbering already set forth in the preamble of this Addendum.
4.1.1. As a result of the renumbering of sub-item 4 of the preamble, the mention of Item 4.4. set forth in Clause 2 of the CCB starts to refer to Item 4.5 of the preamble of this Addendum and the mention of Item 4.5 of Clause 3 of the CCB starts to refer to Item 4.6 of the preamble of this Addendum.

4.2. The Parties resolve to exclude field 5.4 of the preamble.

4.3. The Parties resolve to alter the heading of Clause 5 of the CCB, which comes into effect with the following wording:

“The interest and charges established in item 5 of the Preamble shall accrued on the value of the principal mentioned in item 4.2 of the agreement with the following formula: (…)”

4.4. The Parties resolve to alter the definition of “Restricted Group” set forth in Clause 12.2 of the CCB to the following wording:

“(…) “Restricted Group” will start to mean the ISSUER, GUARANTOR, TIM Nordeste S.A., the latter in the capacity of successor by incorporation of Maxitel S.A. and TIM Celular S.A., in the capacity of successor by incorporation of TIM Sul S.A.”

5. Promise of Payment

5.1. The ISSUER admits to be the debtor and promises to pay to the CREDITOR, in the financial center of its headquarters, or to its order, in cash, the value of the principal established in item 4.2. of the Preamble, plus interest and other charges due, in Brazilian domestic currency, incurred to the date of effective payment.

6. Defined Terms

6.1. The terms used in capital letters and not defined in this Addendum have the meaning established in the CCB.

7. Declaration of the ISSUER and the GUARANTOR

7.1. The ISSUER and the GUARANTOR declare that all the conditions contemplated in this Addendum were negotiated in the light and in strict compliance with its Code of Ethics, which is available at the website of Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed in its headquarters and in all of its establishments.

8. Ratification

8.1. All the other clauses and conditions covenanted in the CCB presently amended are maintained and fully ratified, those which were not expressly modified by this Addendum, to which the same is an integral and inseparable and complementary part, for all effects and purposes, likewise all the guarantees constituted in the amended CCB are equally ratified, to which the GUARANTOR agrees.

IN WITNESS WHEREOF, the Parties sign this Addendum in 02 (two) counterparts of equal tenor and form, which becomes an integral part of CCB, whereas only the counterpart of the CREDITOR will be negotiable.

São Paulo, August 14, 2008

Issuer
TIM CELULAR S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Guarantor:
TIM Participações S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Aware and in agreement:
TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A.

[signature]
Name: Mario Cesar Pereira de Araújo
Title: President

BANCO VOTOTANTIM S.A.

1ST ADDENDUM TO BANK CREDIT NOTE No. TA008,
ISSUED ON AUGUST 31, 2005

CERTIFICATE No. TA008	VALUE R$31,250,000.00	DUE DATE: August 05, 2010
1. ISSUER: TIM CELULAR S.A.		CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi 7,143	State: São Paulo	City: São Paulo	Tel.
2. CREDITOR: Banco BNP Paribas Brasil S.A._		CNPJ/MF: 01522.368/0001-82
Address: Av. Presidente Juscelino Kubitschek	State: São Paulo	City: Osasco	Tel: 55 11 3841-3182
3. GUARANTOR: TIM PARTICIPAÇÕES S.A.		CNPJ/MF: 02.558.115/0001-21
Address: Avenida das Américas, 3434, Block 1, 7th floor – Parte	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 4009 3102
4- CREDIT
4.1. Nature: CREDIT LINE
4.2. Value of Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)
4.3. Net Value of the Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)	4.4. IOF:
4.5 – Place of Payment: SÃO PAULO – SP
4.6. Account of Payment: TIM Celular S.A. – CNPJ: 04.206.050/0001-80
Bank: 399	Branch: 0454	Account: 05452-80
5 – INTEREST
5.1. Readjustment Base: 100% CDI	5.2. Margin: 1.80% per annum
5.3. Period of Interest: BIANNUAL INTEREST
6. MATURITY: August 05, 2010
7- DATES OF PAYMENT OF INTEREST
Installment No.	Maturity
01	March 02, 2006
02	August 29, 2006
03	February 26, 2007
04	August 27, 2007
05	February 25, 2008
06	August 15, 2008
07	February 11, 2009
08	August 11, 2009
09	February 06, 2010
10	August 05, 2010

Whereas ISSUER issued on August 31, 2005 the Bank Credit Note No. TA008 (“CCB”):

WHEREAS the Parties wish to alter certain conditions of the Bank Credit Note (CCB) to: (i) substitute the GUARANTOR; (ii) extend the Maturity Date of the CCB; and (iii) change the interest rate;

hereby, the Parties identified above, by their undersigned legal representatives, have mutually agreed to this Addendum No. 01 to CCB (the “Addendum”), according to the clauses and conditions below:

1. Substitution of the GUARANTOR:

1.1. The Parties resolve hereby to substitute the GUARANTOR of CCB by TIM PARTICIPAÇÕES S.A., already identified in item 3 of the preamble of this Addendum.

1.2. By virtue of the substitution mentioned in Clause 1.1. above, TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A., registered under CNPJ/MF No. 02.600.854/0001-34,is, from this date, released from all the obligations assumed in CCB.

1.3. The GUARANTOR, duly identified in Item 3 of the preamble of this Addendum, assumes hereby, all the obligations resulting from the CCB, attending, also, in the condition of Joint Debtor, consenting expressly with what has been covenanted in the CCB, whose full content it declares to know, assuming unlimited liability for faithful and accurate compliance with all the obligations resulting from it, assumed by the ISSUER, whether of principal, financial compensatory and arrears charges, covering interest, monetary indexation, taxes, contractual fine, lawyers’ fees and other expenses, due exclusively, as a result of the conditions covenanted in the CCB.

2. Alteration of the Profit Margin

2.1. The Parties hereby resolve to alter the Margin indicated in Item 5.2. of the preamble of CCB, which, from this date, will start to be 1.80% per annum, Item 5.2 being altered, which will come into effect with the wording set forth in the preamble of this Addendum.

3. Alteration of the Maturity Date

3.1. The Parties hereby resolve to alter the Maturity Date indicated in item 6 of the preamble of the CCB, it being agreed that the new Maturity Date of the CCB will be August 05, 2010, Item 6 being altered, which will come into effect with the wording already existing in the preamble of this Addendum.

4. Other Alterations

4.1. The Parties resolve to alter the numbering of the sub-items of Item 4 of the preamble of the CCB, which comes into effect with the numbering already set forth in the preamble of this Addendum.
4.1.1. As a result of the renumbering of sub-item 4 of the preamble, the mention of Item 4.4. set forth in Clause 2 of the CCB starts to refer to Item 4.5 of the preamble of this Addendum and the mention of Item 4.5 of Clause 3 of the CCB starts to refer to Item 4.6 of the preamble of this Addendum.

4.2. The Parties resolve to exclude field 5.4 of the preamble.

4.3. The Parties resolve to alter the heading of Clause 5 of the CCB, which comes into effect with the following wording:

“The interest and charges established in item 5 of the Preamble shall accrued on the value of the principal mentioned in item 4.2 of the agreement with the following formula: (…)”

4.4. The Parties resolve to alter the definition of “Restricted Group” set forth in Clause 12.2 of the CCB to the following wording:

“(…) “Restricted Group” will start to mean the ISSUER, GUARANTOR, TIM Nordeste S.A., the latter in the capacity of successor by incorporation of Maxitel S.A. and TIM Celular S.A., in the capacity of successor by incorporation of TIM Sul S.A.”

5. Promise of Payment

5.1. The ISSUER admits to be the debtor and promises to pay to the CREDITOR, in the financial center of its headquarters, or to its order, in cash, the value of the principal established in item 4.2. of the Preamble, plus interest and other charges due, in Brazilian domestic currency, incurred to the date of effective payment.

6. Defined Terms

6.1. The terms used in capital letters and not defined in this Addendum have the meaning established in the CCB.

7. Declaration of the ISSUER and the GUARANTOR

7.1. The ISSUER and the GUARANTOR declare that all the conditions contemplated in this Addendum were negotiated in the light and in strict compliance with its Code of Ethics, which is available at the website of Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed in its headquarters and in all of its establishments.

8. Ratification

8.1. All the other clauses and conditions covenanted in the CCB presently amended are maintained and fully ratified, those which were not expressly modified by this Addendum, to which the same is an integral and inseparable and complementary part, for all effects and purposes, likewise all the guarantees constituted in the amended CCB are equally ratified, to which the GUARANTOR agrees.

IN WITNESS WHEREOF, the Parties sign this Addendum in 02 (two) counterparts of equal tenor and form, which becomes an integral part of CCB, whereas only the counterpart of the CREDITOR will be negotiable.

São Paulo, August 14, 2008

Issuer
TIM CELULAR S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Guarantor:
TIM Participações S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Aware and in agreement:
TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

BANCO BNP PARIBAS BRASIL S.A.

1ST ADDENDUM TO BANK CREDIT NOTE No. TA008,
ISSUED ON AUGUST 31, 2005

CERTIFICATE No. TA008	VALUE R$31,250,000.00	DUE DATE: August 05, 2010
1. ISSUER: TIM CELULAR S.A.		CNPJ/MF: 04.206.050/0001-80
Address: Av. Giovanni Gronchi 7,143	State: São Paulo	City: São Paulo	Tel.
2. CREDITOR: Banco Itaú BBA S.A.		CNPJ/MF: 17.298.092/0001-30
Address: Praça Alfredo Egydio de Souza Aranha, 100 – Torre Conceição - 9th floor	State: São Paulo	City: São Paulo	Tel: 55 11 3708-8849
3. GUARANTOR: TIM PARTICIPAÇÕES S.A.		CNPJ/MF: 02.558.115/0001-21
Address: Avenida das Américas, 3434, Block 1, 7th floor – Parte	State: Rio de Janeiro	City: Rio de Janeiro	Tel: 55 21 4009 3102
4- CREDIT
4.1. Nature: CREDIT LINE
4.2. Value of Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)
4.3. Net Value of the Principal: R$ 31,250,000.00 (Thirty-one million, two hundred and fifty thousand reais)	4.4. IOF:
4.5 – Place of Payment: SÃO PAULO – SP
4.6. Account of Payment: TIM Celular S.A. – CNPJ: 04.206.050/0001-80
Bank: 399	Branch: 0454	Account: 05452-80
5 – INTEREST
5.1. Readjustment Base: 100% CDI	5.2. Margin: 1.80% per annum
5.3. Period of Interest: BIANNUAL INTEREST
6. MATURITY: August 05, 2010
7- DATES OF PAYMENT OF INTEREST
Installment No.	Maturity
01	March 02, 2006
02	August 29, 2006
03	February 26, 2007
04	August 27, 2007
05	February 25, 2008
06	August 15, 2008
07	February 11, 2009
08	August 11, 2009
09	February 06, 2010
10	August 05, 2010

Whereas ISSUER issued on August 31, 2005 the Bank Credit Note No. TA008 (“CCB”):

WHEREAS the Parties wish to alter certain conditions of the Bank Credit Note (CCB) to: (i) substitute the GUARANTOR; (ii) extend the Maturity Date of the CCB; and (iii) change the interest rate;

hereby, the Parties identified above, by their undersigned legal representatives, have mutually agreed to this Addendum No. 01 to CCB (the “Addendum”), according to the clauses and conditions below:

1. Substitution of the GUARANTOR:

1.1. The Parties resolve hereby to substitute the GUARANTOR of CCB by TIM PARTICIPAÇÕES S.A., already identified in item 3 of the preamble of this Addendum.

1.2. By virtue of the substitution mentioned in Clause 1.1. above, TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A., registered under CNPJ/MF No. 02.600.854/0001-34,is, from this date, released from all the obligations assumed in CCB.

1.3. The GUARANTOR, duly identified in Item 3 of the preamble of this Addendum, assumes hereby, all the obligations resulting from the CCB, attending, also, in the condition of Joint Debtor, consenting expressly with what has been covenanted in the CCB, whose full content it declares to know, assuming unlimited liability for faithful and accurate compliance with all the obligations resulting from it, assumed by the ISSUER, whether of principal, financial compensatory and arrears charges, covering interest, monetary indexation, taxes, contractual fine, lawyers’ fees and other expenses, due exclusively, as a result of the conditions covenanted in the CCB.

2. Alteration of the Profit Margin

2.1. The Parties hereby resolve to alter the Margin indicated in Item 5.2. of the preamble of CCB, which, from this date, will start to be 1.80% per annum, Item 5.2 being altered, which will come into effect with the wording set forth in the preamble of this Addendum.

3. Alteration of the Maturity Date

3.1. The Parties hereby resolve to alter the Maturity Date indicated in item 6 of the preamble of the CCB, it being agreed that the new Maturity Date of the CCB will be August 05, 2010, Item 6 being altered, which will come into effect with the wording already existing in the preamble of this Addendum.

4. Other Alterations

4.1. The Parties resolve to alter the numbering of the sub-items of Item 4 of the preamble of the CCB, which comes into effect with the numbering already set forth in the preamble of this Addendum.
4.1.1. As a result of the renumbering of sub-item 4 of the preamble, the mention of Item 4.4. set forth in Clause 2 of the CCB starts to refer to Item 4.5 of the preamble of this Addendum and the mention of Item 4.5 of Clause 3 of the CCB starts to refer to Item 4.6 of the preamble of this Addendum.

4.2. The Parties resolve to exclude field 5.4 of the preamble.

4.3. The Parties resolve to alter the heading of Clause 5 of the CCB, which comes into effect with the following wording:

“The interest and charges established in item 5 of the Preamble shall accrued on the value of the principal mentioned in item 4.2 of the agreement with the following formula: (…)”

4.4. The Parties resolve to alter the definition of “Restricted Group” set forth in Clause 12.2 of the CCB to the following wording:

“(…) “Restricted Group” will start to mean the ISSUER, GUARANTOR, TIM Nordeste S.A., the latter in the capacity of successor by incorporation of Maxitel S.A. and TIM Celular S.A., in the capacity of successor by incorporation of TIM Sul S.A.”

5. Promise of Payment

5.1. The ISSUER admits to be the debtor and promises to pay to the CREDITOR, in the financial center of its headquarters, or to its order, in cash, the value of the principal established in item 4.2. of the Preamble, plus interest and other charges due, in Brazilian domestic currency, incurred to the date of effective payment.

6. Defined Terms

6.1. The terms used in capital letters and not defined in this Addendum have the meaning established in the CCB.

7. Declaration of the ISSUER and the GUARANTOR

7.1. The ISSUER and the GUARANTOR declare that all the conditions contemplated in this Addendum were negotiated in the light and in strict compliance with its Code of Ethics, which is available at the website of Tim Participações S.A. (www.timpartri.com.br) – Corporate Governance Area and filed in its headquarters and in all of its establishments.

8. Ratification

8.1. All the other clauses and conditions covenanted in the CCB presently amended are maintained and fully ratified, those which were not expressly modified by this Addendum, to which the same is an integral and inseparable and complementary part, for all effects and purposes, likewise all the guarantees constituted in the amended CCB are equally ratified, to which the GUARANTOR agrees.

IN WITNESS WHEREOF, the Parties sign this Addendum in 02 (two) counterparts of equal tenor and form, which becomes an integral part of CCB, whereas only the counterpart of the CREDITOR will be negotiable.

São Paulo, August 14, 2008

Issuer
TIM CELULAR S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Guarantor:
TIM Participações S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

Aware and in agreement:
TIM BRASIL SERVIÇOS E PARTICIPAÇÕES S.A.

[signature]
Name: Mario Cesar Pereira de Araujo
Title: President

BANCO ITAÚ BBA S.A.